RBC FUNDS TRUST

RBC Emerging Markets Equity Fund (the “Fund”)

Supplement dated February 9, 2017 to the RBC Emerging Markets Equity Fund’s Class R6 Prospectus dated November 22, 2016, as supplemented

This Supplement provides additional information beyond that contained in the
Prospectus and should be read in conjunction with the Prospectus

I.	The Fund’s Board of Trustees has approved an extension of the contractual fee waiver on the advisory fee, which is intended to extend the operating expense limits of the Fund by two additional months.

To reflect these changes, the Class R6 Prospectus is hereby amended as follows:

1.	In the “Fund Summary” section, the “Fees and Expenses of the Fund” table and accompanying footnotes and the “Example” table and accompanying introductory paragraph on page 1 are deleted in their entirety and replaced with the following:

RBC Emerging Markets Equity Fund

Class R6
Shareholder Fees (fees paid directly from your investment)	none
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%
Other Expenses Acquired Fund Fees and Expenses	0.94% 0.01%
Total Annual Fund Operating Expenses	1.90%
Fee Waiver and/or Expense Reimbursement[1]	(1.01)%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.89%

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses in order to limit the Fund’s total expenses (excluding brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation and indemnification, other expenses not incurred in the ordinary course of the Fund’s business and acquired fund fees and expenses) to 0.88% of the Fund’s average daily net assets for Class R6. This expense limitation agreement is in place until September 30, 2018 and may not be terminated by the Advisor prior to that date. The expense limitation agreement may be revised or terminated by the Fund’s board of trustees if the board consents to a revision or termination as being in the best interests of the Fund. The Advisor is entitled to recoup from the Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid. The Fund may not, however, recapture prior year expenses incurred under previous expense cap arrangements solely because of an increase in the current year’s expense cap. In addition, the Advisor has contractually agreed to waive fees and/or pay operating expenses through December 31, 2017 for the Fund in order to maintain net annual fund operating expenses to 0.725% of the Fund’s average daily net assets for Class R6 shares.

Example:  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The costs for the Fund reflect the net expenses of the Fund that result from the contractual expense limitation in the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class R6
One Year	$91
Three Years	$499
Five Years	$932
Ten Years	$2,140

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2.	In the section entitled “Management-Investment Advisor” on page 23 of the Class R6 Emerging Markets Prospectus, the footnote to the advisory fee table is deleted and replaced with the following:

1	The Advisor has contractually agreed to waive fees and/or pay operating expenses through July 31, 2018 for the RBC Global Opportunities Fund and RBC International Opportunities Fund in order to maintain net annual fund operating expenses of the Funds to 1.00% and 0.95%, respectively. In addition, the Advisor has contractually agreed to waive fees and/or pay operating expenses through December 31, 2017 for the RBC Emerging Markets Equity Fund in order to maintain net annual fund operating expenses to 0.725% of the Fund’s average daily net assets for Class R6 shares and through September 30, 2018 for the RBC Emerging Markets Equity Fund in order to maintain net annual fund operating expenses to 0.88% of the Fund’s average daily net assets for Class R6 shares. The expense limitation agreement excludes brokerage and other investment-related costs, interest, taxes, dues, fees and other charges of governments and their agencies, extraordinary expenses such as litigation (including legal and audit fees and other costs in contemplation of or incident thereto) and indemnification, other expenses not incurred in the ordinary course of each Fund’s business and fees and expenses incurred indirectly by the Fund as a result of investment in shares of another investment company. The Advisor is entitled to recoup from each Fund or class the fees and/or operating expenses during any of the previous 3 years, provided the Fund is able to do so and remain in compliance with the expense limitation in place at the time the fees were waived or expenses paid.

II.

The Fund’s Board of Trustees has approved an amendment to Schedule A of the Expense Limitation Agreement for the RBC Emerging Markets Equity Fund to reflect the modified structure of the contractual expense limitations in effect with the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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